As filed with the Securities and Exchange Commission on June 2, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2016

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2016	3

Chairman’s Letter	(Unaudited) March 31, 2016

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the 6-month period ended March 31, 2016. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2016

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) March 31, 2016

•	Emerging Markets (EM) Debt

Over the 6-month period ended March 31, 2016, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI) and the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI) respectively, posted mid-single digit returns. The EM Debt return profile was a story of two distinct periods. Both EM sovereign and corporate spreads widened significantly over the fourth quarter of 2015 to mid-February 2016, on the back of slowing global growth, China policy uncertainty and falling commodity prices. Over this period, however, the negative return from spread widening was fully offset by a rally across the U.S. Treasury (UST) yield curve. Despite the Federal Reserve (Fed) hiking rates for the first time in close to a decade at the December 2015 Federal Open Market Committee (FOMC) meeting, investor fled to the safety of UST bonds due to rising global macro risks. The second half of February to March month-end 2016 saw a return of risk appetite, as developed market central banks, including the European Central Bank (ECB), Bank of Japan (BoJ), and the People’s Bank of China (PBoC) pushed through aggressive easing monetary policy, and the Fed became more dovish, lowering the expected pace of the rate hiking cycle. Risk assets, including EM fixed income benefited from increased monetary policy liquidity and improving commodity prices, and EM credit spreads tightened aggressively.

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2016, the Barclays U.S. MBS Index returned 1.87% with its duration shortening from 4.20 to 3.06 years. During this period, 10-year UST yields declined by about 0.27%. Not surprisingly, lower coupon MBS passthroughs, which typically have a longer duration profile relative to higher coupon securities outperformed the 10-year during this declining interest rate environment across both conventional (Fannie Mae and Freddie Mac) and Ginnie Mae collateral. Current coupon spreads against 10-year UST yields widened to their local highs during this time as the market grew more concerned about the timing of when the Fed will stop the reinvestment of their MBS paydowns; however, recent guidance on the tightening path by the Fed for their policies going forward has helped reestablish confidence that mortgage paydowns will likely continue to be reinvested for this year. Aggregate prepayment speeds did increase over the 6-month period, consistent with seasonal trends in the housing market as well as a lower 30-year mortgage rate, but they remain within their historic range seen for the past two years. Total gross issuance volumes also increased over the period, from lower volumes seen at the end of 2015 to a pick up in March as more homeowners took advantage of a lower mortgage rate.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Non-Agency MBS have experienced relatively low price volatility over the last few years, but that changed in the fall of 2015. As macroeconomic risk increased globally in the fall, all risk asset classes dropped in price; however, given this context, non-Agency MBS experienced less volatility than other structured products. By the end of the first quarter of 2016, non-Agency MBS prices have returned to the levels seen at the beginning of 2016. Given current trends, we believe that non-Agency MBS should get back to the high in prices we saw in the summer of 2015. Approximately $43 billion of non-Agency MBS have been put out on bid lists and about $31 billion has traded for the period. Apart from the “risk off” environments of August and September 2015, and January and February 2016, respectively, trading volume has been robust. Over the 6-month period, prepayments and defaults have marginally slowed down and loss severities have remained flat. Mortgage interest rates did not change substantially over the period, which has kept prepayments contained. In addition, positive house price appreciation has helped improve defaults and severities.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 6-month period ended March 31, 2016, CMBS spreads widened consistently before rallying from multi-year wide spreads. During the period, the Barclays U.S. CMBS Index returned 2.32%, underperforming the broader Barclays U.S. Aggregate Bond Index by 0.12%. For the reporting period, 10-year AAA last cash flows (LCFs) widened 0.48% to 1.73% over swaps before eventually tightening, resulting in a 0.04% widening over the period to 1.29% over swaps. BBB- bonds also widened 4.00% to 9.25% over swaps before tightening to 6.00% by period-end, a 0.75% widening. Total private label issuance during the first quarter of 2016 was 21 deals totaling $17.1 billion, projecting annual 2016 issuance of $68.3 billion. Compared to the first quarter of 2015, first quarter 2016 issuance was 34.15% lower. The CMBS delinquency rate, which plunged in January and February, inched higher in March. At the end of the reporting period, the delinquency rate was 4.22%, down 1.06% over the 6-month period and 1.36% lower year-over-year. Delinquency rates decreased across all five major property types, with multifamily loans as the best performing major property type.

Semi-Annual Report	March 31, 2016	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2016

•	U.S. High Yield (HY)

For the 6-month period ended March 31, 2016, the Citi High-Yield Cash-Pay Capped Index returned 0.75%. Longer-maturity bonds outperformed shorter ones, with those maturing in 10 years or more returning 3.07% while the 1-7 year category returned -0.21%. Credit quality was a significant differentiator, with BB rated issues returning 2.04% while the CCC-rated issues returned -2.95%. Notable outperformers by industry were Cable (+8.63%), Satellite (+7.88%), and Transportation – Rail & Other (+6.82%). The underperforming sectors over the period were mainly commodity-related. Underperformance was led by Secondary Oil & Gas Producers (-20.81%), Pharmaceuticals (-7.20%) and Oil Equipment (-5.55%).

•	Bank Loans

For the 6-month period ended March 31, 2016, the S&P/LSTA Leveraged Loan Index declined 0.58%. Bank loan performance improved across the credit spectrum as BB loans outperformed their lower B rated and CCC rated counterparts. A look at performance by industry for the period showed that outperformance was led by Food Service (+3.91%) and Chemicals and Plastics (+2.65%). As commodity prices remained weak over the period, it comes as no surprise that underperformers were related to the commodity sector. The greatest underperformers were Oil and Gas (-22.85%) and Nonferrous Metals – Minerals (-19.59%).

•	Collateralized Loan Obligations (CLOs)

The 6-month period ended March 31, 2016 displayed some of the lowest monthly issuance of CLOs in the last four years. Issuance for the period totaled $26.70 billion across 57 deals. The first quarter of 2016 was 25% of the entire 6-month period’s issuance. The lackluster amount of issuance during the first quarter of 2016 forced analysts to cut their expected CLO issuance in half to $35-45 billion in total issuance for 2016. The period faced considerable headwinds due to the volatility in the broader market and the new Risk Retention regulatory deadline quickly approaching. The price of oil descended from October through January with a slight recovery at the end of January and reached a bottom in February. These lower oil prices drove CLO prices lower, especially CLOs with higher exposure to the Oil sector.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2016

The DoubleLine Income Solutions Fund’s portfolio underperformed the Barclays Global Aggregate Bond Index’s return of 4.92% for the 6-month period ended March 31, 2016 on both a net asset value and market price basis. The market turmoil that plagued oil related industries affected the portfolio negatively as all credit sectors declined significantly during the period. High Yield and EM debt were the worst performing sectors as they were most affected by the decline in oil and the commodities complex. EM debt did rally back the first quarter of 2016, but the portfolio’s holdings lagged behind most major EM fixed income indices. Bank Loans were also down which, in turn, affected the CLO holdings in the Fund. CMBS also suffered as low investor demand caused the sector to widen meaningfully. The bright spot within the Fund was attributable to MBS, where the Agency MBS contributed strong returns due to their relatively longer durations in a declining interest rate environment. The Fund continued to employ leverage at the end of the 6-month period and had a leveraged duration of 6.7 years at period end.

6-Month Period Ended 3-31-16	6-Months (Not Annualized)
Net Asset Value (NAV) Return	-2.60%
Market Price Return	3.18%
Barclays Global Aggregate Bond Index	4.92%

For additional performance information, please refer to the “Fund Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2016 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html.

Semi-Annual Report	March 31, 2016	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2016

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Barclays Global Aggregate Bond Index—This index is an unmanaged index that measures the global investment grade fixed-rate debt markets and is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-income mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Income Solutions Fund

Standardized Performance Summary	(Unaudited) March 31, 2016

DSL
Income Solutions Fund Returns as of March 31, 2016	6-Months (Not Annualized)	1-Year	Since Inception Annualized (4-26-13 to 3-31-16)
Total Return based on NAV	-2.60%	-7.90%	-0.67%
Total Return based on Market Price	3.18%	-5.83%	-4.39%
Barclays Global Aggregate Bond Index	4.92%	4.57%	0.62%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares when sold may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2016	9

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 13.4%

	Albertson’s Holdings LLC,
7,731,900	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	7,753,163

	Alfred Fueling Systems, Inc.,
2,850,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	06/20/2022	2,600,625

	Alinta Energy Finance Pty Ltd.,
361,705	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	6.38%	#	08/13/2018	349,047
5,442,004	Senior Secured 1st Lien Term Loan, Tranche B	6.38%	#	08/13/2019	5,251,561

	Allflex Holdings, Inc.,
8,000,000	Guaranteed Secured 2nd Lien Term Loan	8.00%	#	07/19/2021	7,690,000

	American Renal Holdings, Inc.,
5,998,778	Guaranteed Secured 2nd Lien Delayed-Draw Term Loan	8.50%	#	02/20/2020	5,938,790

	Applied Systems, Inc.,
6,000,000	Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	5,688,750

	Asurion LLC,
6,000,000	Secured 2nd Lien Term Loan	8.50%	#	03/03/2021	5,655,000

	Avaya, Inc.,
5,928,922	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B7	6.25%	#	05/29/2020	3,990,372

	BMC Software Finance, Inc.,
3,139,841	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	2,640,402

	Candy Intermediate Holdings, Inc.,
8,525,557	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	8,546,871

	Capital Automotive LP,
8,000,000	Guaranteed Secured 2nd Lien Term Loan	6.00%	#	04/30/2020	8,010,000

	Compuware Corporation,
2,969,925	Senior Secured 1st Lien Term Loan, Tranche B2	6.25%	#	12/15/2021	2,852,063

	CSM Bakery Supplies LLC,
2,900,000	Secured 2nd Lien Term Loan	8.75%	#¥	07/02/2021	2,646,250

	DI Purchaser, Inc.,
4,665,962	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	12/15/2021	3,359,493

	Douglas Dynamics LLC,
1,431,875	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	12/31/2021	1,433,665

	EnergySolutions LLC,
6,063,857	Senior Secured 1st Lien Term Loan, Tranche B	6.75%	#	02/29/2020	5,639,387

	eResearch Technology, Inc.,
1,920,488	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	05/08/2022	1,919,892

	Filtration Group, Inc.
1,571,222	Senior Secured 2nd Lien Term Loan, Tranche B	8.25%	#	11/19/2021	1,551,581

	Four Seasons Holdings, Inc.,
5,944,444	Guaranteed Secured 2nd Lien Term Loan	6.25%	#	12/28/2020	5,904,795

	Fram Group Holdings, Inc.,
2,742,938	Guaranteed Senior Secured 1st Lien Term Loan	7.01%	#	07/28/2017	2,532,637

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	FullBeauty Brands Holdings Corporation,
965,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	10/14/2022	917,551

	Healogics Inc.,
5,700,000	Secured 2nd Lien Term Loan	9.00%	#	07/01/2022	4,683,519

	Jazz Acquisition, Inc.,
5,000,000	Secured 2nd Lien Term Loan	7.75%	#	06/17/2022	3,750,000

	KIK Custom Products, Inc.,
7,960,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/18/2022	7,697,957

	Longview Power LLC,
5,955,000	Senior Secured 1st Lien Term Loan, Tranche B	7.00%	#	04/13/2021	5,314,838

	Mauser Holding GmbH,
6,850,000	Guaranteed Secured 2nd Lien Term Loan	8.25%	#	07/29/2022	5,948,814

	Mitchell International, Inc.,
6,000,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	5,332,500

	National Vision, Inc.,
2,615,000	Secured 2nd Lien Term Loan	6.75%	#	03/11/2022	2,379,650

	North American Lifting,
5,929,322	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	11/27/2020	4,427,217

	NVA Holdings, Inc.,
3,880,000	Secured 2nd Lien Term Loan	8.00%	#	08/12/2022	3,802,400

	Ortho-Clinical Diagnostics, Inc.,
6,000,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2021	5,580,000

	P2 Upstream Acquisition Company,
3,095,000	Guaranteed Secured 2nd Lien Term Loan	9.00%	#¥	04/30/2021	2,042,700
1,955,000	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	10/30/2020	1,528,155

	Packaging Coordinators, Inc.,
2,102,975	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	07/30/2021	2,083,701

	Performance Food Group, Inc.,
3,263,895	Guaranteed Senior Secured 2nd Lien Term Loan	6.00%	#	11/14/2019	3,272,054

	PGX Holdings, Inc.,
5,417,693	Senior Secured 1st Lien Term Loan	5.75%	#	09/29/2020	5,401,873

	Polyconcept Finance BV,
4,760,326	Senior Secured 1st Lien Term Loan, Tranche A1	6.00%	#	06/28/2019	4,700,822

	Prime Security Services Borrower LLC,
5,800,000	Secured 2nd Lien Term Loan	9.75%	#	07/01/2022	5,408,500

	Rack Merger Sub, Inc.,
4,500,000	Guaranteed Secured 2nd Lien Term Loan, Tranche B	8.25%	#	10/03/2022	3,960,000

	RentPath LLC,
5,984,848	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#¥	12/31/2021	4,900,095

	Rhode Island State Energy Partners,
3,276,788	Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	11/23/2022	3,244,020

	Sabre Industries, Inc.,
2,664,863	Guarnateed Senior Secured 1st Lien Term Loan	5.75%	#	02/25/2022	2,118,566

	Scientific Games International, Inc.,
7,900,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	7,671,650

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sedgwick, Inc.,
7,580,000	Guaranteed Secured 2nd Lien Term Loan	6.75%	#¥	02/28/2022	7,058,875

	Select Medical Corporation,
4,915,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	6.00%	#	03/04/2021	4,927,288

	Evergreen Skills Lux S.A.R.L.,
1,935,000	Senior Secured 1st Lien Term Loan	5.75%	#	04/28/2021	1,560,897

	SolarWinds Holdings, Inc.,
3,700,000	Guaranteed Senior Secured 1st Lien Term Loan	6.50%	#	02/06/2023	3,672,250

	Solenis International LP,
5,850,000	Guaranteed Secured 2nd Lien Term Loan	7.75%	#	07/29/2022	4,946,175

	Solera LLC,
4,550,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	02/09/2023	4,553,663

	SourceHOV LLC,
4,590,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.75%	#	10/31/2019	2,960,550

	Surgery Center Holdings, Inc.
1,966,969	Guaranteed Secured 2nd Lien Term Loan	8.50%	#¥	11/03/2021	1,986,639

	TCH-2 Holdings LLC,
1,143,982	Senior Secured 1st Lien Term Loan	5.50%	#	05/06/2021	1,092,503

	Tekni-Plex, Inc.,
970,000	Senior Secured 2nd Lien Term Loan	8.75%	#	06/01/2023	906,950

	TPF II Power LLC,
4,660,543	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/01/2021	4,570,245

	Transtar Holding Company,
3,410,496	Secured 2nd Lien Term Loan	10.00%	#¥	10/09/2019	1,756,406
2,344,795	Senior Secured 1st Lien Term Loan	5.75%	#	10/09/2018	1,582,736

	US Renal Care, Inc.,
4,840,000	Senior Secured 2nd Lien Term Loan	9.00%	#	12/29/2023	4,779,500

	Veresen Midstream LP,
5,940,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/31/2022	5,539,050

	Vizient, Inc.,
3,385,000	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	02/13/2023	3,417,428

	Wand Intermediate LP,
2,425,000	Senior Secured 2nd Lien Term Loan	8.25%	#¥	09/19/2022	2,212,813

	WASH Multifamily Laundry Systems LLC,
1,650,859	Senior Secured 2nd Lien Term Loan	8.00%	#	05/15/2023	1,568,316
289,141	Senior Secured 2nd Lien Term Loan	8.00%	#	05/15/2023	274,684

	Western Digital Corporation,
970,000	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	03/30/2023	959,999

	Total Bank Loans (Cost $268,175,569)				248,447,893

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 8.0%

	Adams Mill Ltd.,
2,000,000	Series 2014-1A-D2	4.87%	#^	07/15/2026	1,737,756
6,000,000	Series 2014-1A-E2	6.87%	#^	07/15/2026	4,226,761

	ALM Ltd.,
2,000,000	Series 2014-11A-C	4.12%	#^	10/17/2026	1,809,641

	Apidos Ltd.,
2,750,000	Series 2012-11A-D	4.87%	#^	01/17/2023	2,487,035
1,750,000	Series 2013-14A-E	5.02%	#^	04/15/2025	1,413,125
1,000,000	Series 2014-18A-E	6.62%	#^	07/22/2026	688,368

	ARES Ltd.,
3,602,857	Series 2007-12A-E	6.38%	#^	11/25/2020	3,458,796
3,500,000	Series 2012-3A-E	6.37%	#^	01/17/2024	2,970,086

	Avalon Capital Ltd.,
3,000,000	Series 2012-1AR-ER	6.22%	#^	04/17/2023	2,463,359

	Birchwood Park Ltd.,
500,000	Series 2014-1A-E2	7.02%	#^	07/15/2026	427,033

	BlueMountain Ltd.,
740,000	Series 2012-1A-E	6.12%	#^	07/20/2023	636,039
2,250,000	Series 2012-2A-D	4.72%	#^	11/20/2024	2,141,330
7,000,000	Series 2012-2A-E	5.72%	#^	11/20/2024	5,951,824
1,500,000	Series 2015-2A-F	7.42%	#^	07/18/2027	901,957

	Brookside Mill Ltd.,
4,500,000	Series 2013-1A-D	3.67%	#^	04/17/2025	3,655,345

	Canyon Capital Ltd.,
6,500,000	Series 2012-1A-D	4.92%	#^	01/15/2024	6,074,050

	Carlyle Global Market Strategies Ltd.,
3,000,000	Series 2014-3A-C2	4.82%	#^	07/27/2026	2,746,706
4,500,000	Series 2014-3A-D2	6.87%	#^	07/27/2026	4,004,962

	Cent Ltd.,
3,450,000	Series 2013-18A-D	4.07%	#^	07/23/2025	3,034,068
8,500,000	Series 2013-18A-E	5.22%	#^	07/23/2025	6,666,003

	Flatiron Ltd.,
2,000,000	Series 2012-1X-D	6.12%	#	10/25/2024	1,608,469

	Galaxy Ltd.,
1,985,000	Series 2012-14A-D	5.02%	#^	11/15/2024	1,915,397
2,750,000	Series 2012-14X-E	6.02%	#	11/15/2024	2,373,209
3,000,000	Series 2014-18A-D2	4.92%	#^	10/15/2026	2,675,871
5,000,000	Series 2014-18A-E2	6.92%	#^	10/15/2026	3,894,805

	GoldenTree Loan Opportunities Ltd.,
10,000,000	Series 2015-10A-E1	6.62%	#^	07/20/2027	8,118,967

	Halcyon Loan Advisors Funding Ltd.,
2,000,000	Series 2012-1A-D	6.12%	#^	08/15/2023	1,400,162
1,000,000	Series 2014-2A-C	4.12%	#^	04/28/2025	824,873
1,000,000	Series 2014-2A-D	5.62%	#^	04/28/2025	538,154
1,000,000	Series 2014-2A-E	6.37%	#^	04/28/2025	484,256

	LCM LP,
3,500,000	Series 14A-E	5.27%	#^	07/15/2025	2,897,249
3,500,000	Series 14A-F	5.72%	#^	07/15/2025	2,318,024
7,000,000	Series 19A-E1	7.07%	#^	07/15/2027	5,857,107

	Madison Park Funding Ltd.,
2,500,000	Series 2014-13X-E	5.62%	#	01/19/2025	2,049,085
10,022,500	Series 2015-18A-E2	6.97%	#^	10/21/2026	8,879,257

	Magnetite Ltd.,
9,500,000	Series 2012-7A-D	5.87%	#^	01/15/2025	8,096,635

	North End Ltd.,
5,250,000	Series 2013-1A-D	3.12%	#^	07/17/2025	4,588,058

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.97%	#^	07/17/2025	1,746,175
9,500,000	Series 2013-1A-E	5.12%	#^	07/17/2025	6,829,806
2,000,000	Series 2014-1A-D	7.22%	#^	11/14/2026	1,663,303

	Venture Ltd.,
1,000,000	Series 2012-10A-D	4.82%	#^	07/20/2022	936,233
3,000,000	Series 2012-12A-E	5.94%	#^	02/28/2024	2,288,987
4,000,000	Series 2013-14A-D	4.39%	#^	08/28/2025	3,508,020

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WhiteHorse Ltd.,
7,000,000	Series 2012-1A-B1L	4.86%	#^	02/03/2025	6,027,075
1,250,000	Series 2012-1A-B2L	5.86%	#^	02/03/2025	935,399
1,600,000	Series 2012-1A-B3L	7.11%	#^	02/03/2025	747,674
3,250,000	Series 2013-1A-B1L	4.32%	#^	11/24/2025	2,895,626

	Wind River Ltd.,
2,500,000	Series 2013-2A-D	4.22%	#^	01/18/2026	2,166,411
2,500,000	Series 2013-2A-E	5.37%	#^	01/18/2026	1,726,249

	Total Collateralized Loan Obligations (Cost $174,733,851)				147,484,780

FOREIGN CORPORATE BONDS 63.0%
8,000,000	AES El Salvador Trust	6.75%	^	03/28/2023	6,280,000
19,000,000	AES El Salvador Trust	6.75%		03/28/2023	14,915,000
24,850,000	Ajecorp B.V.	6.50%		05/14/2022	10,685,500
10,800,000	Altice Finance S.A.	7.75%	^	07/15/2025	10,611,000
6,352,941	Ardagh Packaging Finance	7.00%	^	11/15/2020	6,082,941
98,444	Autopistas del Nordeste Ltd.	9.39%		04/15/2024	93,521
27,000,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	21,330,000
13,000,000	Avianca Holdings S.A.	8.38%		05/10/2020	10,270,000
10,310,000	Banco Continental SAECA	8.88%		10/15/2017	10,451,762
15,700,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	15,197,600
2,872,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	2,780,096
40,000,000	Banco do Brasil S.A.	9.25%	#†	04/15/2023	30,488,000
6,350,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	4,438,650
10,000,000	Bantrab Senior Trust	9.00%	^	11/14/2020	9,662,500
22,700,000	BR Malls International Finance Ltd.	8.50%	†	01/29/2049	20,316,500
25,600,000	Braskem Finance Company	7.13%		07/22/2041	21,848,320
8,700,000	Braskem Finance Ltd.	7.38%	†	10/29/2049	7,482,000
3,276,000	C10 Capital SPV Ltd.	6.72%	#†	12/29/2049	2,702,700
6,100,000	Camposol S.A.	9.88%		02/02/2017	5,337,500
9,400,000	Camposol S.A.	9.88%	^	02/02/2017	8,225,000
1,200,000	Cemex Finance LLC	6.00%		04/01/2024	1,137,000
3,700,000	Cemex S.A.B. de C.V.	5.70%		01/11/2025	3,439,150
4,000,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	3,750,000
9,772,000	Cencosud S.A.	6.63%	^	02/12/2045	9,241,449
10,228,000	Cencosud S.A.	6.63%		02/12/2045	9,672,691
18,230,000	CFG Investment S.A.C.	9.75%	Ω	07/30/2019	12,031,800
25,000,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	18,375,000
2,612,000	Colombia Telecomunicaciones S.A.	8.50%	#†	12/29/2049	2,233,260
32,000,000	Colombia Telecomunicaciones S.A.	8.50%	#^†	03/31/2050	27,360,000
15,600,000	Comcel Trust	6.88%		02/06/2024	14,664,000
30,900,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	30,745,500
7,000,000	Concordia Healthcare Corporation	7.00%	^	04/15/2023	6,037,500
29,350,000	CorpGroup Banking S.A.	6.75%		03/15/2023	27,478,938
25,260,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	21,849,900
30,200,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	25,670,000
5,500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	5,458,750
10,300,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	10,222,750
38,600,000	Digicel Ltd.	8.25%		09/30/2020	33,340,750
5,000,000	Digicel Ltd.	7.13%		04/01/2022	3,912,000
5,000,000	Digicel Ltd.	7.13%	^	04/01/2022	3,912,000
6,100,000	Ecopetrol S.A.	7.38%		09/18/2043	5,612,000
18,500,000	Ecopetrol S.A.	5.88%		05/28/2045	14,655,700

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,000,000	Far East Capital Ltd. S.A.	8.75%	^	05/02/2020	6,762,600
5,000,000	Far East Capital Ltd. S.A.	8.75%		05/02/2020	2,601,000
7,800,000	Financiera Independencia S.A.B. de .C.V.	7.50%	^	06/03/2019	7,078,500
8,800,000	Financiera Independencia S.A.B. de C.V	7.50%		06/03/2019	7,986,000
20,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.40%		11/14/2034	12,350,000
25,400,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	15,494,000
10,235,000	GeoPark Latin America Ltd.	7.50%		02/11/2020	7,369,200
9,765,000	GeoPark Latin America Ltd.	7.50%	^	02/11/2020	7,030,800
11,772,000	GFL Environmental, Inc.	7.88%	^	04/01/2020	11,742,570
1,500,000	Gibson Energy, Inc.	6.75%	^	07/15/2021	1,387,500
4,200,000	Gol Finance, Inc.	8.75%	†	07/05/2049	1,348,200
4,500,000	Gol LuxCo S.A.	8.88%		01/24/2022	1,575,000
6,350,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	2,222,500
17,000,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	17,680,000
29,800,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	29,055,000
695,000	Grupo Famsa S.A.B. de C.V.	7.25%		06/01/2020	618,550
10,000,000	Grupo Famsa S.A.B. de C.V.	7.25%	^	06/01/2020	8,900,000
14,700,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	14,350,875
5,800,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	5,662,250
22,000,000	Grupo Papelero Scribe S.A. de C.V.	8.88%		04/07/2020	21,670,000
26,000,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	25,675,000
1,000,000	GTL Trade Finance, Inc.	5.89%		04/29/2024	817,500
29,000,000	GTL Trade Finance, Inc.	7.25%		04/16/2044	22,765,000
5,622,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	5,636,055
19,000,000	Inkia Energy Ltd.	8.38%		04/04/2021	19,047,500
11,800,000	Instituto Costarricense de Electricidad	6.38%		05/15/2043	8,791,000
15,000,000	Instituto Costarricense de Electricidad	6.38%	^	05/15/2043	11,175,000
960,000	Intelsat Jackson Holdings S.A.	8.00%	^	02/15/2024	991,200
5,000,000	Intelsat S.A.	7.75%		06/01/2021	1,512,500
6,000,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	5,550,000
5,800,000	LBC Tank Terminals Holding B.V.	6.88%	^	05/15/2023	5,423,000
8,525,000	Lundin Mining Corporation	7.50%	^	11/01/2020	8,237,281
7,500,000	Lundin Mining Corporation	7.88%	^	11/01/2022	7,162,500
23,000,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	13,455,000
12,650,000	Marfrig Overseas Ltd.	9.50%		05/04/2020	12,899,205
9,198,280	Mexico Generadora de Energia	5.50%		12/06/2032	8,082,989
6,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	5,587,500
13,168,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	12,427,300
17,500,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	16,515,625
990,000	Minerva Luxembourg S.A.	12.25%		02/10/2022	1,034,550
20,000,000	Noble Group Ltd.	6.00%	#†	06/24/2049	8,900,000
29,000,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	179,800
4,784,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	29,661
28,000,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	11,970,000
5,000,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	2,160,000
1,500,000	Pacific Rubiales Energy Corporation	7.25%	^Ω	12/12/2021	262,500
12,500,000	Pacific Rubiales Energy Corporation	7.25%	Ω	12/12/2021	2,187,500

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
14,200,000	Pacific Rubiales Energy Corporation	5.13%	Ω	03/28/2023	2,485,000
19,800,000	Pacific Rubiales Energy Corporation	5.63%	^Ω	01/19/2025	3,465,000
5,200,000	Pacific Rubiales Energy Corporation	5.63%	Ω	01/19/2025	910,000
15,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	10,650,000
17,200,000	Petrobras Global Finance B.V.	6.75%		01/27/2041	12,341,000
14,950,000	Petroleos Mexicanos	5.50%		06/27/2044	12,520,625
9,981,000	Petroleos Mexicanos	6.63%	†	09/29/2049	9,107,662
6,800,000	Reliance Intermediate Holdings LP	6.50%	^	04/01/2023	7,029,500
21,119,000	Sappi Papier Holding GmbH	7.50%	^	06/15/2032	19,033,499
7,500,000	Sappi Papier Holding GmbH	7.50%		06/15/2032	6,759,375
8,170,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	7,741,075
12,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	11,370,000
11,400,000	Southern Copper Corporation	6.75%		04/16/2040	11,144,070
18,600,000	Southern Copper Corporation	5.88%		04/23/2045	16,552,996
20,000,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	19,700,000
2,770,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	1,793,575
28,007,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	16,524,130
8,750,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	8,356,250
6,000,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	5,730,000
26,000,000	Vedanta Resources PLC	8.25%		06/07/2021	15,600,000
16,600,000	Vedanta Resources PLC	7.13%	^	05/31/2023	9,296,000
25,000,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	19,156,250
20,853,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	17,099,460
12,000,000	VTR Finance B.V.	6.88%		01/15/2024	11,793,600

	Total Foreign Corporate Bonds (Cost $1,444,458,948)				1,167,517,506

MUNICIPAL BONDS 1.7%
45,000,000	Commonwealth of Puerto Rico General Obligation	8.00%		07/01/2035	31,050,000

	Total Municipal Bonds (Cost $38,080,507)				31,050,000

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.4%

	Bear Stearns Commercial Mortgage Securities, Inc.,
9,948,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	9,799,768

	Citigroup Commercial Mortgage Trust,
10,000,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	7,685,415
99,201,821	Series 2015-GC27-XA	1.44%	# I/O	02/10/2048	9,173,768

	Commercial Mortgage Pass-Through Certificates,
3,438,112	Series 2014-UBS4-E	3.75%	^	08/10/2047	2,239,600
3,929,315	Series 2014-UBS4-F	3.75%	^	08/10/2047	2,011,750
7,367,549	Series 2014-UBS4-G	3.75%	^¥	08/10/2047	2,064,977
14,000	Series 2014-UBS4-V	0.00%	#^¥	08/10/2047	—

30,000,000	Great Wolf Trust,
	Series 2015-WFMZ-M	7.42%	#^	05/15/2032	27,341,271

	GS Mortgage Securities Corporation,
17,730,000	Series 2014-GC20-E	4.37%	#^	04/10/2047	12,003,813
65,010,362	Series 2014-GC20-XD	1.19%	#^ I/O	04/10/2047	4,209,268

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation,
4,100,000	Series 2003-C1-F	5.44%	#^	01/12/2037	4,052,498
3,990,000	Series 2014-FL6-FMS1	3.74%	#^	11/15/2031	3,880,837
3,649,000	Series 2014-FL6-FMS2	4.39%	#^	11/15/2031	3,552,422

	JPMBB Commercial Mortgage Securities Trust,
14,113,175	Series 2014-C19-E	4.00%	#^	04/15/2047	9,971,071
7,840,900	Series 2014-C19-F	3.75%	#^	04/15/2047	4,171,814
25,090,332	Series 2014-C19-NR	3.75%	#^¥	04/15/2047	7,049,279
12,000,000	Series 2014-C21-E	3.90%	#	08/15/2047	8,198,352
55,727,164	Series 2014-C21-XD	0.76%	# I/O	08/15/2047	2,687,676
81,147,266	Series 2014-C26-XA	1.18%	# I/O	01/15/2048	5,141,207
12,020,000	Series 2015-C27-E	2.81%	#^	02/15/2048	6,506,150
24,531,000	Series 2015-C27-XE	1.54%	#^ I/O	02/15/2048	2,709,584

	LB-UBS Commercial Mortgage Trust,
19,000,000	Series 2007-C1-AJ	5.48%		02/15/2040	18,979,184

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
14,068,000	Series 2006-1-B	5.74%	#	02/12/2039	14,053,766

	Wachovia Bank Commercial Mortgage Trust,
25,305,000	Series 2007-C33-AJ	5.95%	#	02/15/2051	24,977,571
3,937,000	Series 2007-C33-B	5.95%	#	02/15/2051	3,728,933

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	^	08/15/2050	2,998,050
4,870,000	Series 2014-LC16-XC	1.64%	#^ I/O	08/15/2050	535,072
12,175,807	Series 2014-LC16-XD	1.64%	#^ I/O	08/15/2050	1,171,638
18,361,980	Series 2015-C29-E	4.22%	#^	06/15/2048	11,135,751
9,180,600	Series 2015-C29-F	4.22%	#^	06/15/2048	4,133,317
39,018,814	Series 2015-C29-G	4.22%	#^¥	06/15/2048	11,093,829

	WFRBS Commercial Mortgage Trust,
21,973,000	Series 2014-LC14-E	3.50%	#^	03/15/2047	14,151,864
87,892,034	Series 2014-LC14-XC	1.49%	#^ I/O	03/15/2047	7,351,382

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $272,244,104)				248,760,877

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 4.7%

	PFCA Home Equity Investment Trust,
15,617,422	Series 2002-IFC2-A	4.48%	#^	10/22/2033	14,377,411
34,515,675	Series 2003-IFC3-A	4.55%	#^	08/22/2034	33,638,970
37,440,836	Series 2003-IFC4-A	4.31%	#^	10/22/2034	36,038,725

	Wachovia Mortgage Loan Trust,
3,691,241	Series 2007-A-4A1	6.12%	#	03/20/2037	3,300,527

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $87,330,916)				87,355,633

US CORPORATE BONDS 21.2%
11,840,000	Ahern Rentals, Inc.	7.38%	^	05/15/2023	8,228,800
5,955,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	5,612,587
8,000,000	American Eagle Energy Corporation	11.00%	^Ω¥	09/01/2019	1,400,000
13,542,000	American Tire Distributors, Inc.	10.25%	^	03/01/2022	12,255,510
8,253,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	8,768,812
4,800,000	BMC Software Finance, Inc.	8.13%	^	07/15/2021	3,480,000
8,980,000	Builders Firstsource, Inc.	10.75%	^	08/15/2023	9,092,250
6,905,000	Constellis Holdings LLC	9.75%	^	05/15/2020	6,041,875
12,000,000	Coveris Holdings S.A.	7.88%	^	11/01/2019	10,800,000
14,045,000	Crimson Merger Sub, Inc.	6.63%	^	05/15/2022	10,639,087
6,880,000	Embarq Corporation	8.00%		06/01/2036	6,656,400
4,005,000	Energy Gulf Coast, Inc.	11.00%	^Ω	03/15/2020	580,725
1,130,000	Energy Gulf Coast, Inc.	7.50%	Ω	12/15/2021	42,375
2,250,000	Energy Gulf Coast, Inc.	6.88%	Ω	03/15/2024	75,937
11,710,000	Energy Partners Ltd.	8.25%	Ω	02/15/2018	592,819

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,625,000	Energy Transfer Partners LP	5.20%		02/01/2022	7,247,967
13,460,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	13,241,275
13,025,000	Expo Event Transco, Inc.	9.00%	^	06/15/2021	12,504,000
3,395,000	First Data Corporation	7.00%	^	12/01/2023	3,441,681
4,200,000	Frontier Communications Corporation	11.00%	^	09/15/2025	4,236,750
14,987,000	Gates Global LLC	6.00%	^	07/15/2022	12,888,820
11,060,000	Hillman Group, Inc.	6.38%	^	07/15/2022	9,290,400
9,400,000	Infor US, Inc.	6.50%		05/15/2022	8,601,000
7,775,000	Italics Merger Sub, Inc.	7.13%	^	07/15/2023	7,541,750
6,620,000	KB Home	7.63%		05/15/2023	6,603,450
7,083,000	Kindred Healthcare, Inc.	8.75%		01/15/2023	6,790,826
9,000,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	8,280,000
16,075,000	Legacy Reserves LP	6.63%		12/01/2021	3,134,625
15,350,000	Memorial Production Partners LP	7.63%		05/01/2021	4,451,500
1,906,000	Microsemi Corporation	9.13%	^	04/15/2023	2,101,365
8,984,000	Midas Intermediate Holdco LLC	7.88%	^	10/01/2022	8,400,040
7,360,000	Navient Corporation	8.00%		03/25/2020	7,341,600
5,000,000	Neptune Finco Corporation	10.88%	^	10/15/2025	5,475,000
10,450,000	Omega LLC	8.75%	^	07/15/2023	10,084,250
14,500,000	Onex York Acquisition Corporation	8.50%	^	10/01/2022	9,334,375
7,635,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	7,654,087
8,290,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	8,186,375
6,405,000	RCN Telecom Services LLC	8.50%	^	08/15/2020	6,429,019
10,920,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	11,213,748
14,200,000	Sanchez Energy Corporation	7.75%		06/15/2021	8,236,000
5,470,000	Sandridge Energy, Inc.	8.75%	^Ω	06/01/2020	1,353,825
9,101,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	9,328,525
11,956,000	Select Medical Corporation	6.38%		06/01/2021	11,358,200
9,300,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	8,497,875
8,115,000	Solera Finance, Inc.	10.50%	^	03/01/2024	8,175,863
13,227,000	Southern Graphics, Inc.	8.38%	^	10/15/2020	13,260,068
12,015,000	SUPERVALU, Inc.	6.75%		06/01/2021	10,302,863
7,870,000	Surgery Center Holdings, Inc.	8.88%	^	04/15/2021	7,889,675
12,900,000	TransDigm, Inc.	6.50%		07/15/2024	12,863,880
11,840,000	Triangle USA Petroleum Corporation	6.75%	^	07/15/2022	2,279,200
1,600,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	120,000
9,400,000	Ultra Petroleum Corporation	6.13%	^	10/01/2024	752,000
3,925,000	Viking Cruises Ltd.	6.25%	^	05/15/2025	3,306,813
3,385,000	Vizient, Inc.	10.38%	^	03/01/2024	3,630,413
8,460,000	WCI Communities, Inc.	6.88%		08/15/2021	8,438,850
4,000,000	Western Digital Corporation	10.50%	^	04/01/2024	4,012,500
12,275,000	Woodside Homes Company LLC	6.75%	^	12/15/2021	10,986,125

	Total US Corporate Bonds (Cost $490,021,202)				393,533,755

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 10.1%

	Federal Home Loan Mortgage Corporation,
17,836,118	Series 3631-SJ	5.80%	# I/F I/O	02/15/2040	3,682,955
24,995,942	Series 3770-SP	6.06%	# I/F I/O	11/15/2040	3,000,140
45,596,058	Series 3980-SX	6.06%	# I/F I/O	01/15/2042	9,871,592
18,491,880	Series 4212-NS	4.88%	# I/F	06/15/2043	17,872,653

	Federal National Mortgage Association,
8,494,199	Series 2006-83-SH	6.13%	# I/F I/O	09/25/2036	1,891,852
16,288,170	Series 2007-22-S	6.32%	# I/F I/O	03/25/2037	3,233,536
35,521,226	Series 2010-123-SK	5.62%	# I/F I/O	11/25/2040	6,986,585
45,068,595	Series 2012-52-PS	6.15%	# I/F I/O	05/25/2042	10,250,464
24,940,412	Series 2013-55-US	5.35%	# I/F	06/25/2043	23,462,575
48,176,554	Series 2013-58-KS	5.28%	# I/F	06/25/2043	45,398,482
25,406,537	Series 2013-58-SC	5.35%	# I/F	06/25/2043	23,892,127
40,056,185	Series 2013-64-SH	5.35%	# I/F	06/25/2043	37,841,799

	Total US Government / Agency Mortgage Backed Obligations (Cost $185,298,846)				187,384,760

SHORT TERM INVESTMENTS 1.3%
7,728,389	BlackRock Liquidity Funds FedFund - Institutional Shares	0.24%	♦		7,728,389
7,728,390	Fidelity Institutional Money Market Government Portfolio - Class I	0.23%	♦		7,728,390
7,728,390	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.25%	♦		7,728,390

	Total Short Term Investments (Cost $23,185,169)				23,185,169

	Total Investments 136.8% (Cost $2,983,529,112)‡				2,534,720,373
	Liabilities in Excess of Other Assets (36.8)%				(681,735,414)

	NET ASSETS 100.0%				$1,852,984,959

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2016

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	63.0%
US Corporate Bonds	21.2%
Non-Agency Commercial Mortgage Backed Obligations	13.4%
Bank Loans	13.4%
US Government / Agency Mortgage Backed Obligations	10.1%
Collateralized Loan Obligations	8.0%
Non-Agency Residential Collateralized Mortgage Obligations	4.7%
Municipal Bonds	1.7%
Short Term Investments	1.3%
Other Assets and Liabilities	(36.8)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	70.2%
Brazil	13.9%
Mexico	13.3%
Peru	9.2%
Colombia	5.2%
Chile	4.2%
Canada	2.9%
Jamaica	2.2%
India	1.7%
Puerto Rico	1.7%
Paraguay	1.6%
Indonesia	1.5%
South Africa	1.4%
Guatemala	1.3%
El Salvador	1.2%
Costa Rica	1.1%
Luxembourg	1.0%
Dominican Republic	1.0%
Netherlands	0.6%
Russia	0.5%
China	0.5%
Ireland	0.3%
Australia	0.3%
Other Assets and Liabilities	(36.8)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	13.4%
US Government / Agency Mortgage Backed Obligations	10.1%
Oil & Gas	9.6%
Collateralized Loan Obligations	8.0%
Mining	7.9%
Building and Development (including Steel/Metals)	7.7%
Telecommunications	7.5%
Consumer Products	6.0%
Utilities	5.0%
Non-Agency Residential Collateralized Mortgage Obligations	4.7%
Healthcare	4.3%
Finance	3.9%
Banking	3.9%
Media	3.2%
Transportation	3.2%
Chemicals/Plastics	2.9%
Business Equipment and Services	2.9%
Technology	2.8%
Retailers (other than Food/Drug)	2.7%
Hotels/Motels/Inns and Casinos	2.6%
Pulp & Paper	2.6%
Containers and Glass Products	2.5%
Electronics/Electric	2.4%
Automotive	2.1%
Food/Drug Retailers	2.0%
Municipal Bonds	1.7%
Short Term Investments	1.3%
Aerospace and Defense	1.2%
Insurance	1.2%
Construction	1.2%
Industrial Equipment	1.1%
Real Estate	1.1%
Environmental Control	0.9%
Beverage and Tobacco	0.8%
Food Products	0.6%
Financial Intermediaries	0.6%
Cosmetics/Toiletries	0.4%
Pharmaceuticals	0.3%
Leisure	0.2%
Health Care Providers & Services	0.2%
Energy	0.1%
Other Assets and Liabilities	(36.8)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2016, the value of these securities amounted to $983,364,931 or 53.1% of net assets.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

¥	Illiquid security. At March 31, 2016, the value of these securities amounted to $44,211,863 or 2.4% of net assets.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2016

‡	Under the Fund’s Revolving Credit and Security Agreement, the lenders, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the lenders (see Note 9).

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	15

Statement of Assets and Liabilities	(Unaudited) March 31, 2016

ASSETS
Investments in Securities, at Value*	$2,511,535,204
Short Term Investments*	23,185,169
Interest and Dividends Receivable	45,184,746
Receivable for Investments Sold	31,689,220
Prepaid Expenses and Other Assets	142,681
Total Assets	2,611,737,020

LIABILITIES
Loan Payable	740,000,000
Payable for Investments Purchased	14,636,466
Investment Advisory Fees Payable	2,171,308
Administration, Fund Accounting and Custodian Fees Payable	1,005,646
Professional Fees Payable	678,253
Payable to Broker	187,555
Accrued Expenses	72,833
Total Liabilities	758,752,061
Commitments and Contingencies (See Note 2 and Note 9)
Net Assets	$1,852,984,959

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,013
Additional Paid-in Capital	2,414,474,814
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(9,319,810)
Accumulated Net Realized Gain (Loss) on Investments	(103,362,319)
Net Unrealized Appreciation (Depreciation) on Investments	(448,808,739)
Net Assets	$1,852,984,959

*Identified Cost:
Investments in Securities	$2,960,343,943
Short Term Investments	23,185,169

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,349,841
Net Asset Value per Share	$18.28

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2016

INVESTMENT INCOME
Income:
Interest	$109,368,211
Total Investment Income	109,368,211
Expenses:
Investment Advisory Fees	13,630,203
Interest Expense	5,602,887
Administration, Fund Accounting and Custodian Fees	2,212,301
Shareholder Reporting Expenses	155,448
Professional Fees	99,363
Trustees’ Fees	98,073
Registration Fees	50,786
Insurance Expenses	29,165
Transfer Agent Expenses	15,924
Miscellaneous Expenses	11,197
Total Expenses	21,905,347

Net Investment Income (Loss)	87,462,864

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	(51,499,701)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(89,639,734)
Net Realized and Unrealized Gain (Loss) on Investments	(141,139,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(53,676,571)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	17

Statements of Changes in Net Assets	March 31, 2016

	Period Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

OPERATIONS
Net Investment Income (Loss)	$87,462,864	$187,149,546
Net Realized Gain (Loss) on Investments	(51,499,701)	(39,485,716)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(89,639,734)	(296,717,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,676,571)	(149,053,536)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(100,032,294)	(192,868,749)

Total Distributions to Shareholders	(100,032,294)	(192,868,749)

Total Increase (Decrease) in Net Assets	(153,708,865)	$(341,922,285)

NET ASSETS
Beginning of Period	$2,006,693,824	$2,348,616,109
End of Period	$1,852,984,959	$2,006,693,824

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(9,319,810)	$3,249,620

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2016

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(53,676,571)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(281,112,265)
Proceeds from Disposition of Long Term Investments	497,997,490
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(9,050,196)
Net Amortization (Accretion) of Premiums/Discounts	296,018
Net Realized (Gain) Loss on Investments	51,499,701
Net Change in Unrealized (Appreciation) Depreciation of Investments	89,639,734
(Increase) Decrease in:
Receivable for Investments Sold	(24,141,870)
Interest and Dividends Receivable	7,670,675
Prepaid Expenses and Other Assets	49,979
Increase (Decrease) in:
Payable for Investments Purchased	5,879,861
Investment Advisory Fees Payable	(361,562)
Payable to Broker	(22,472)
Accrued Expenses	79,409
Administration, Fund Accounting and Custodian Fees Payable	(558,580)
Professional Fees Payable	(119,556)
Net Cash Provided By (Used In) Operating Activities	284,069,795

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Decrease in borrowings	(185,000,000)
Cash Dividends Paid to Common Stockholders	(100,032,294)
Net Cash Provided By (Used In) Financing Activities	(285,032,294)

NET CHANGE IN CASH
Cash at Beginning of Period	$962,499
Cash at End of Period	—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash Paid for Interest on Loan Outstanding	$5,602,887

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2016	19

Financial Highlights	March 31, 2016

	Period Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Net Asset Value, Beginning of Period	$19.80		$23.17	$22.24	$23.83	[2]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.86		1.85	1.78	0.56
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.39)		(3.32)	0.95	(1.55)
Total from Investment Operations	(0.53)		(1.47)	2.73	(0.99)

Less Distributions:
Distributions from Net Investment Income	(0.99)		(1.90)	(1.80)	(0.59)
Return of Capital	—		—	—	(0.01)
Total Distributions	(0.99)		(1.90)	(1.80)	(0.60)
Net Asset Value, End of Period	$18.28		$19.80	$23.17	$22.24
Market Price, End of Period	$16.81		$17.29	$21.65	$21.95
Total Return on Net Asset Value[4]	(2.60)%	[4]	(6.77)%	12.66%	(4.16)%	[7]
Total Return on Market Price[5]	3.18%	[5]	(12.20)%	7.21%	(9.73)%	[7]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,852,985		$2,006,694	$2,348,616	$2,253,982
Ratios to Average Net Assets:
Expenses, including interest expense	2.33%	[6]	2.27%	2.17%	1.74%	[6]
Expenses, excluding interest expense	1.74%	[6]	1.75%	1.71%	1.47%	[6]
Net Investment Income (Loss)	9.31%	[6]	8.41%	7.71%	5.71%	[6]
Portfolio Turnover Rate	11%	[7]	51%	55%	5%	[7]

[1]	The Fund commenced operations on April 26, 2013.
[2]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total Return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Total Return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[6]	Annualized.
[7]	Not Annualized.

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2016

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

After the conclusion of the reporting period, the Fund became classified as a diversified management investment company. Diversified status means that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2016, the Fund did not hold any investments in private investment funds.

Over-the-counter financial derivative instruments, such as foreign currency exchange contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Semi-Annual Report	March 31, 2016	21

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2016

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. As of March 31, 2016, the Fund had no outstanding reverse repurchase agreements.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20161:

Category
Investments in Securities
Level 1
Money Market Funds	$23,185,169
Total Level 1	23,185,169
Level 2
Foreign Corporate Bonds	1,167,517,506
US Corporate Bonds	393,533,755
Bank Loans	244,478,675
Non-Agency Commercial Mortgage Backed Obligations	151,031,260
US Government / Agency Mortgage Backed Obligations	187,384,760
Collateralized Loan Obligations	147,484,780
Non-Agency Residential Collateralized Mortgage Obligations	87,355,633
Municipal Bonds	31,050,000
Total Level 2	2,409,836,369
Level 3
Non-Agency Commercial Mortgage Backed Obligations	97,729,617
Bank Loans	3,969,218
Total Level 3	101,698,835
Total	$2,534,720,373

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2016.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 9/30/2015	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales [2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Balance as of 3/31/2016	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2016[3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$34,296,163	$—	$5,870,146	$309,103	$(9,950,447)	$—	$67,204,652	$—	$97,729,617	$5,870,146
Bank Loans	—	—	—	—	—	—	3,969,218	—	3,969,218	—

Total	$34,296,163	$—	$5,870,146	$309,103	$(9,950,447)	$—	$71,173,870	$—	$101,698,835	$5,870,146

1	Purchases include all purchases of securities and payups.

2	Sales include all sales of securities, maturities, and paydowns.

3	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2016 may be due to a security that was not held or categorized as Level 3 at either period end.

4	Transfers between Level 3 and Level 2 were due to a change in observable and/or unobservable inputs from the prior fiscal year end.

22	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2016

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2016 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Commercial Mortgage Backed Obligations	$97,729,617	Market Comparables	Yields	7.71% - 19.04%	Increase in yields would result in the decrease in the fair value of the security
Bank Loans	3,969,218	Market Comparables	Market Quotes	$51.50 - $91.25	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2016, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2016, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

Semi-Annual Report	March 31, 2016	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2016

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 5,418 shares of the Fund as of March 31, 2016. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2016, purchases and sales of investments, excluding short term investments, were $281,112,265 and $497,997,490, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2016	Year Ended September 30, 2015
Distributions Paid From:
Ordinary Income	$100,032,294	$192,868,749
Total Distributions Paid	$100,032,294	$192,868,749

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2015.

The cost basis of investments for federal income tax purposes as of March 31, 2016 was as follows:

Tax Cost of Investments	$2,988,642,371
Gross Tax Unrealized Appreciation	24,700,061
Gross Tax Unrealized Depreciation	(478,622,059)
Net Tax Unrealized Appreciation (Depreciation)	$(453,921,998)

As of September 30, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(364,282,264)
Undistributed Ordinary Income	5,997,018
Total Distributable Earnings	5,997,018
Other Accumulated Gains (Losses)	(49,496,757)
Total Accumulated Earnings (Losses)	$(407,782,003)

As of September 30, 2015, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$8,992,592	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2015, the Fund deferred, on a tax basis, qualified late year losses of $40,496,815.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to consent income, market discount, PFICs and paydown losses. For the year ended September 30, 2015, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$4,532,543	$(4,532,543)	$—

24	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2016

6.  Share Transactions

There were no transactions in the Fund’s shares for the period ended March 31, 2016 and the year ended September 30, 2015.

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $98,604 from the Fund during the period ended March 31, 2016. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees in the Fund’s Statement of Operations are shown as $98,073, which includes $98,604 in current fees (either paid in cash or deferred) and a decrease of $531 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

The Fund currently maintains a Revolving Credit and Security Agreement with HSBC Bank USA, National Association (“HSBC”) and The Bank of New York Mellon (“BNY”) (the “HSBC/BNY credit facility”). Under the HSBC/BNY credit facility, the Fund may borrow up to $900,000,000. Borrowings under the HSBC/BNY credit facility bear an interest rate that is based on the London Interbank Offered Rate (LIBOR) and the period of the borrowing plus an additional 0.80%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying an extension fee equal to 0.08% of the credit available to the Fund under the HSBC/BNY credit facility and a commitment fee of up to 0.25% of the available credit that has not been borrowed by the Fund. The HSBC/BNY credit facility was amended to extend the maturity date an additional 181 days to November 21, 2016. The HSBC/BNY credit facility may be extended by agreement of the parties for successive periods not exceeding 364 days from the date of any such extension, provided that the Fund may terminate in whole or reduce in part the unused portion of the credit facility at any time upon 30 days’ prior written notice to HSBC, as the lending agent.

For the period ended March 31, 2016, the Fund’s activity under both credit facilities was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding*	Interest Expense	Extension Fee	Commitment Fee
$900,000,000	$851,612,022	$925,000,000	$4,916,771	$420,000	$116,458

*	During the reporting period, the maximum amount available under the HSBC/BNY credit facility was reduced from $1,050,000,000 to $900,000,000.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

Semi-Annual Report	March 31, 2016	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2016

•	collateralized debt obligations risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	convertible securities risk: The risks of investing in convertible bonds and securities includes the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce the Fund’s distributable income and the value of the Fund’s shares.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	interest rate risk: Interest rate the risk that debt obligations and other instruments in the Fund’s portfolio instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

•	loan risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

26	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2016

•	high yield risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

11.  Recently Issued Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2016	27

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2016

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Equities Growth Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 25, 2016 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Equity Funds (“DEF”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT, DEF, and DBL, are the “Trusts”), including in respect of each of DFT’s and DEF’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser”) and DFT, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), the DoubleLine Multi-Asset Growth Fund (“MAG”), the DoubleLine Cayman Multi Asset Growth Fund I Ltd., the DoubleLine Low Duration Fund, the DoubleLine Floating Rate Fund, the DoubleLine Shiller Enhanced CAPE® (“CAPE”), the DoubleLine Flexible Income Fund, the DoubleLine Low Duration Emerging Markets Fixed Income Fund, and the DoubleLine Long Duration Total Return Bond Fund (the “DFT 15(c) Funds”), for an additional one-year period; the Investment Management Agreement (the “DEF Advisory Agreement”) between DoubleLine Equity LP (“DoubleLine Equity” or an “Adviser”) and DEF, in respect of the DoubleLine Equities Growth Fund, for an additional one-year period; the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period; and the Investment Management Agreement (together with the DFT Advisory Agreements, the DEF Advisory Agreement, and the DBL Advisory Agreement, the “Advisory Agreements”) between DoubleLine Capital and DSL for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 25, 2016 meeting and at prior meetings. The Trustees noted that they had recently approved the renewal, through March 25, 2016, of a number of the Funds’ advisory arrangements at the Board’s November 2015 meeting and had considered information similar to that presented at its February 25, 2016 meeting. The Trustees noted that they would consider the proposed renewal of each Fund’s advisory arrangements and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and counsel to the Independent Trustees, respectively.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. In respect of each Fund other than the DoubleLine Equities Growth Fund, the Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances. The Trustees also considered certain challenges associated with managing DoubleLine Equities Growth Fund and the investment processes that are used by DoubleLine Equity in managing that Fund.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared the DFT 15(c) Funds’ advisory fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the three-month, six-month and one-year periods ended December 31, 2015 and, where applicable, the performance records (Class I shares) for the three- and five-year periods ended December 31, 2015 against a group of each DFT 15(c) Fund’s peer funds selected by Strategic Insight. The Trustees noted in particular that each DFT 15(c) Fund other than EMFI was in the top performance quartile of its respective peer group over the one-year period ending December 31, 2015, and that each DFT 15(c) Fund was in the first or second performance quartile of its respective peers for the three- and five-year periods ended December 31, 2015 (if applicable) (other than MAG, which was in the second and third performance quartiles for the three- and five-year periods, respectively). In considering MAG’s relative performance, including its recent favorable short-term performance, the Trustees considered DoubleLine’s current and past representations

28	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2016

regarding the limited comparability of some of the peers in MAG’s peer group. The Trustees noted that, although EMFI’s performance was in the first and second performance quartiles for the three- and five-year periods, respectively, the Fund’s performance record was in the third performance quartile for the one-year period. The Trustees noted the reasons provided by management for the relative underperformance, including the Fund’s overweight to Latin America, the Fund’s exposure to commodity-related issuers and the Fund’s relative under exposure to certain emerging markets deemed by DoubleLine to be of higher relative risk, including Ukraine, Russia, Venezuela and Argentina, all of which appeared to be decisions that were consistent with DoubleLine’s investment approach generally.

The Trustees considered the portion of the Strategic Insight Reports covering the DFT 15(c) Funds’ expenses and advisory fees, noting that the reports showed that each DFT 15(c) Fund, other than CAPE, had a net total expense ratio in the first or second quartile of its peer group. They noted that CAPE’s net total expense ratio was only slightly above the median of its peer group. The Trustees also noted that each DFT 15(c) Fund, other than EMFI, had a net management fee ratio in the first or second quartile of its respective peer group. They noted that, notwithstanding EMFI’s net management fee ratio falling in the third quartile of that Fund’s peer group, the Fund’s net total expense ratio was below the median of its peer group. The Trustees also evaluated each DFT 15(c) Fund’s net management fee rate in light of its asset size, noting that a number of the DFT 15(c) Funds had achieved significant scale. The Trustees also noted that the net management fee rates of the DFT 15(c) Funds with significant scale were generally attractive or at least highly competitive relative to their peer groups and appeared to be consistent with DoubleLine’s general pricing philosophy of setting a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate.

The Trustees considered the relative underperformance of the DoubleLine Equities Growth Fund, noting that it was in the fourth performance quartile for the one-year period ended December 31, 2015. The Trustees noted that the net management fee paid by the DoubleLine Equities Growth Fund was in the first quartile of its peer group but that its net total expenses were in the third quartile. The Trustees noted that the Adviser continues to bear a substantial amount of fee waivers associated with the DoubleLine Equities Growth Fund notwithstanding the Fund’s above-median net total expenses. The Trustees noted, however, that they had approved the liquidation of DoubleLine Equities Growth Fund and therefore were only being asked to approve that Fund’s advisory arrangements to the extent necessary to permit DoubleLine to effect the Fund’s orderly liquidation and distribution of assets to Fund shareholders, which was expected to occur on or about March 28, 2016.

The Trustees considered the Strategic Insight Report regarding DBL that compared the Fund’s management fees (based on managed assets and net assets (i.e., generally not including those assets attributable to leverage)), total expense ratio (both inclusive and exclusive of investment related expenses (“IRE”)) also based on managed assets and net assets, and the performance record based on net asset value for the three-year, one-year, six-month, and three-month periods ended December 31, 2015 against a group of DBL’s peer funds. The Trustees noted that DBL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for each of the six-month, one-year, and three-year periods shown and that DBL was the top performing fund in that category for the six-month and one-year periods ended December 31, 2015, though performance had been less favorable over the very near term. The Trustees noted that DBL’s management fee rate and net total expense (excluding IRE) ratio were lower than the medians of DBL’s peer group on a net asset basis but were above median on a managed assets basis. In this regard and in evaluating the information presented, the Trustees noted that they had recently received reports from DoubleLine supporting the conclusion that DBL’s performance had generally benefitted from the use of leverage notwithstanding the expenses associated with it. The Trustees noted also DoubleLine’s representations that DBL invests more heavily in mortgage-related investments than other funds included in the peer group, and acknowledged comments from DoubleLine regarding how that made DBL’s portfolio different from a number of its peers and also increased the complexity of managing DBL as compared to a bond fund without such investments.

The Trustees considered the Strategic Insight Report regarding DSL, noting that DSL had performed in the third quartile of its peer funds over the one-year period ended December 31, 2015 and had underperformed its benchmark index during the period. The Trustees considered information and discussions from management relating to the contributors to DSL’s relative underperformance, including its larger relative investments in emerging market high yield corporate debt instruments. The Trustees noted that DSL’s advisory fee was among the highest in its peer group and that DSL’s net operating expense ratio (excluding IREs) was slightly above the median of its peer group. In evaluating DSL’s and DBL’s management fees, the Trustees considered DoubleLine’s statement that the Adviser had attempted to set its fees at each Fund’s inception at rates that reflect competitive market levels, but that also reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees noted that both DBL and DSL employed leverage during the period ended December 31, 2015. They noted further that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under DBL’s and DSL’s Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to borrowings, reverse repurchase agreements and other forms of leverage outstanding). The Trustees noted that, in this regard, the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and DBL’s and DSL’s common shareholders, respectively, on the other. The Trustees considered information from DoubleLine, including discussions with management, regarding the reasons why the Adviser believes DBL’s and DSL’s use of leverage continues to be appropriate and in the best interests of each Fund’s common shareholders under current market conditions.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

Semi-Annual Report	March 31, 2016	29

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2016

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies. The Trustees noted the information management provided regarding certain large institutional separate accounts and funds sub-advised by DoubleLine that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing and sponsoring public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed the financial and profitability information for DoubleLine, including information as to each Adviser’s profitability with respect to each Fund. The Trustees considered information provided by management regarding the methodologies, estimates, and assumptions that had been used in compiling those reports. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to DoubleLine from managing the Funds. The Trustees also noted other benefits received by DoubleLine and its affiliates as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating DoubleLine’s profitability, the Trustees considered that DoubleLine presented profitability information that was reduced by certain distributions made to the DoubleLine’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted that the Advisers’ profitability was shown both before and after certain distribution and shareholder servicing payments made by the Advisers and they considered those profitability margins. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to weigh that against other considerations they might find relevant, such as the nature and quality of the services provided by DoubleLine, the efficiency and cost structure of DoubleLine, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees considered the potential benefits that DoubleLine receives in respect of certain soft dollar credits generated by the brokerage commissions paid by the DoubleLine’s funds, and they noted that soft dollar arrangements are only in place with respect to a small number of Funds (currently MAG and the DoubleLine Equities Growth Fund) and noted their limited use. The Trustees separately considered that DoubleLine was continuing to invest in its business to maintain its ability to provide high quality services for the Funds, and noted DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees considered statements from management that DoubleLine did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons, including DoubleLine’s general approach to investment advisory fees, which was to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. They noted statements from management that that approach has facilitated the Open-End Funds’ asset raising efforts and allowed the Open-End Funds to compete with peer funds with larger asset bases from inception notwithstanding, in some cases, the Open-End Funds’ smaller asset bases. The Trustees further noted that the Adviser was still subsidizing the expenses of a number of the Funds, including MAG and CAPE. The Trustees also noted the Adviser’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure.

With regard to the Closed-End Funds, the Trustees noted that they have not increased in assets significantly from their initial offering due principally to their status as closed-end investment companies. They noted that there were no substantial increases in economies of scale realized with respect to the Closed-End Funds since their inception and that, in the Adviser’s view, the levels of the firm’s profitability in respect of DBL and DSL are appropriate in light of the investment the firm has made in the products, the quality of the investment management and other teams provided by the firm, and the continued investments by the firm in its own business.

The Trustees noted that, due to tax rules applicable to companies seeking to qualify as regulated investment companies, MAG made certain investments through a subsidiary organized as a Cayman Islands exempted company (the “Subsidiary”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiary generally in the same manner as they had considered the advisory arrangements for MAG.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s

30	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2016

other clients (where applicable) in light of the nature of the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of a Fund’s Advisory Agreement; and that it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

*  *  *  *  *

As noted above, at their November 2015 meeting, the Boards of Trustees of DoubleLine Funds Trust, DoubleLine Income Solutions Fund, and DoubleLine Equity Funds approved the renewal through March 25, 2016 of the Advisory Agreements of DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Equities Growth Fund, and DoubleLine Income Solutions Fund (collectively, the “November-Reviewed Funds”). The Trustees noted that they had received, reviewed and considered a universe of information at the November 2015 meeting with respect to the November-Reviewed Funds that was similar to what they received, reviewed and considered at their February 2016 meeting with respect to those same Funds, though certain differences existed and that, in certain cases, the information was presented for different time periods.

In addition to the considerations summarized above, in respect of the DoubleLine Equities Growth Fund, the Trustees also noted that the Fund’s performance was in the fourth performance quartile relative to its peer group over the periods ending September 30, 2015 shown. In this regard, the Trustees considered DoubleLine’s explanation that DoubleLine Equity believed that certain differences between the Fund’s investment strategies and the characteristics of some of the other funds in its peer group contributed to the relative underperformance shown. The Trustees also noted that they had been presented information regarding certain of the issues that had caused the Equities Growth Fund to underperform on a relative basis during the periods shown, as well as certain enhancements DoubleLine Equity had begun to implement to improve the Fund’s performance in the future.

In addition to the considerations summarized above, in respect of DoubleLine Income Solutions Fund (“DSL”), the Trustees considered information regarding the discount to net asset value at which DSL’s shares traded over recent periods. They noted DoubleLine Capital’s representation that it continues to believe DSL represents an attractive investment opportunity and that DSL’s discount was generally consistent with other closed-end funds generally and does not, in DoubleLine Capital’s view, reflect issues unique to DSL. They considered DoubleLine Capital’s view that DSL’s investment strategy is not suited for an open-ended structure and that DoubleLine Capital did not believe that changing DSL’s investment portfolio to seek to increase DSL’s yield was appropriate under current market conditions. The Trustees also considered other measures that DoubleLine Capital could propose in respect of DSL’s discount, such as a share buyback program, and noted DoubleLine Capital’s view that none of those measures were likely to reduce the discount over the longer term. The Trustees also noted DoubleLine Capital’s representations that DSL continues to earn sufficient income on its investments to support its current distribution rate.

Notwithstanding certain differences in the information reviewed and considered, the conclusions the Boards drew in determining to approve the renewal of the November-Reviewed Funds’ Advisory Agreements were based on conclusions similar to those made at the February 2016 meeting with respect to the November-Reviewed Funds and that are summarized above.

Semi-Annual Report	March 31, 2016	31

Federal Tax Information	(Unaudited) March 31, 2016

For the fiscal year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly) as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2015 was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the Fund was as follows:

Qualified Interest Income	59.88%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32	DoubleLine Income Solutions Fund

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2016

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with those of one or more other DoubleLine funds and/or other clients of the Adviser. Certain of these investments may involve investor participants incurring diligence-related or structuring costs and expenses. Those costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Semi-Annual Report	March 31, 2016	33

Information About Proxy Voting	(Unaudited) March 31, 2016

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 26, 2016 for shareholders of record as of the close of business on December 18, 2015 to re-elect Joseph J. Ciprari, a Class III trustee nominee, for the Fund. The nominee was elected with 81,830,007 affirmative votes and 3,312,786 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are John C. Salter, Raymond B. Woolson and Ronald R. Redell.

34	DoubleLine Income Solutions Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2016

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

Semi-Annual Report	March 31, 2016	35

Privacy Notice	(Unaudited) March 31, 2016

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

36	DoubleLine Income Solutions Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DSL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b)

under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Income Solutions Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/25/2016

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	5/25/2016

*	Print the name and title of each signing officer under his or her signature.